Exhibit 10.3

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of August 6, 2021, by and among BRILLIANT EARTH, LLC, a Delaware limited liability company (“Borrower Representative”), the lenders party hereto (“Lenders”, and each, a “Lender”), constituting the Required Lenders, and RUNWAY GROWTH CREDIT FUND INC., as administrative agent and collateral agent for Lenders (in such capacity, “Agent”).

RECITALS

A. Borrower Representative, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of September 30, 2019 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”).

B. Borrower Representative has requested, and Agent and Lenders although being under no obligation to do so, have agreed amend the Agreement as set forth in this Amendment.

1.	AMENDMENTS

1.1 The following defined terms in Exhibit A of the Agreement are hereby amended and restated, or added in appropriate alphabetical order, as applicable:

“Brilliant Earth Foundation” means a corporate advised fund established with Silicon Valley Community Foundation or similar charitable vehicle established for the purpose of making grants to non-profit organizations.

“Second Amendment Effective Date” means August 6, 2021.

1.2 The definition of “Permitted Transfer” in Exhibit A of the Agreement is hereby amended by adding a new clause (h) thereto and deleting “and” at the end of clause (f) therein, and replacing “.” at the end of clause (g) with “; and”:

(h) Transfers to Brilliant Earth Foundation as follows: (i) $[***] on or about the Second Amendment Effective Date, and (ii) from time to time thereafter, provided that no Event of Default has occurred and is continuing, an amount not to exceed [***]% of annual net profits.

2.	REPRESENTATIONS AND WARRANTIES

2.1 Borrowers represent and warrant that:

(a) the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and, no Event of Default has occurred and is continuing;

(b) each Borrower has the power and authority to execute and deliver this Amendment and perform its obligations under the Agreement, as modified by this Amendment;

(c) the execution and delivery by each Borrower of this Amendment, and the performance by each Borrower of its obligations under the Agreement, as modified by this Amendment, have been duly authorized by all requisite action;

(d) the execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Agreement, as modified by this Amendment, do not and will not contravene (a) any material Requirement of Law, (b) any material contractual restriction in any material agreement with a Person binding on such Borrower, (c) any order, judgment or decree of any Governmental Authority binding on such Borrower, or (d) the Operating Documents of such Borrower, and do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority, except as already has been obtained or made; and

(e) this Amendment has been duly executed and delivered by each Borrower and is the binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

3.	GENERAL PROVISIONS

3.1 Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement and this Amendment shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or Lenders under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of the Loan Documents entered into in connection with the Agreement, and that the security interest as granted pursuant to the Agreement continues from the Closing Date.

3.2 This Amendment and the Loan Documents represent the entire agreement with respect to this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

3.3 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

3.4 This Amendment shall constitute a Loan Document. Accordingly, the provisions of Section 11 of the Agreement shall likewise apply to this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

BORROWER:

BRILLIANT EARTH, LLC

By:	/s/ Beth Gerstein
Name:	Beth Gerstein
Title:	CEO

[SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT]

AGENT:

RUNWAY GROWTH CREDIT FUND INC.

By:	/s/ Thomas Raterman
Name:	Thomas Raterman
Title:	Chief Financial Officer

LENDER:

RUNWAY GROWTH CREDIT FUND INC.

By:	/s/ Thomas Raterman
Name:	Thomas Raterman
Title:	Chief Financial Officer